SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    November 10, 1997

                                 H&R BLOCK, INC.
               (Exact Name of Registrant as Specified in Charter)


          Missouri                     1-6089                   44-0607856
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                  4400 Main Street, Kansas City, Missouri 64111
          (Address of Principal Executive Offices, Including Zip Code)


                                 (816) 753-6900
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On November 10, 1997, the registrant and CompuServe Corporation ("CompuServe") jointly announced that the Antitrust Division of the U.S. Department of Justice had advised the companies that it will permit the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, to expire without seeking additional information in connection with the merger of WAC Acquisition Company, L.L.C. ("WAC"), a wholly-owned subsidiary of WorldCom, Inc. ("WorldCom"), with and into CompuServe pursuant to the Agreement and Plan of Merger, dated as of September 7, 1997, by and among the registrant, H&R Block Group, Inc., CompuServe, WorldCom and WAC. A copy of the press release is attached hereto as
         Exhibit 99.1 and is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Number            Description

                  99.1              Press Release, dated November 10, 1997.

ITEM  8.          NOT APPLICABLE.

ITEM  9.          NOT APPLICABLE.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                    H&R BLOCK, INC.


                                    By:  /s/ Frank L. Salizzoni
                                         Name:  Frank L. Salizzoni
                                         Title: President and Chief Executive
                                                Officer

Dated: November 13, 1997